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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)   January 18, 2006
                                                     ---------------------------

                                BRIGHTPOINT, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                 0-23494                                 35-1778566
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         (Commission File Number)            (IRS Employer Identification No.)


 501 Airtech Parkway, Plainfield, Indiana                  46168
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 (Address of Principal Executive Offices)                (Zip Code)

                                 (317) 707-2355
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         As previously reported on Form 8-K, on April 7, 2005, Brightpoint, Inc. (the "Registrant") entered into Supplemental Retirement Benefit Agreements ("Retirement Agreements") with each of Robert J. Laikin, the Registrant's Chief Executive Officer and Chairman of the Board, J. Mark Howell, the Registrant's President, and Steven E. Fivel, the Registrant's Executive Vice President, General Counsel and Secretary.

         On January 19, 2006, the Registrant Amended and Restated the Retirement Agreements with Messrs. Laikin, Howell and Fivel (each referred to as an "Executive") effective April 7, 2005 ("Amended and Restated Retirement Agreements"). The Amended and Restated Retirement Agreements continue to provide that the Registrant will implement a supplemental retirement benefit providing each executive with annual payments. However, instead of being paid in the form of a single life annuity for the Executive's lifetime, the payments under the Amended and Restated Retirement Agreements will be made on an annual basis beginning at the Payment Start Date for a period of ten years or until the Executive's death, if earlier. The Payment Start Date is defined as the later of the date on which the Executive's employment with the Registrant terminates or when the Executive attains the certain ages specified in each of the Amended and Restated Retirement Agreements. The Amended and Restated Retirement Agreements continue to provide that the annual payment will be equal to a certain percentage of average base salary and bonus based on the Executive's final five years of work, with such percentage not to be greater than 50%, but the Amended and Restated Retirement Agreements include caps on the amount of the annual benefits payable in the amounts of $496,000, $344,000 and $229,000 (each a "Cap Amount") for Messrs. Laikin, Howell and Fivel, respectively. If the Executive is terminated for Cause, then the benefit would not commence until age 62.

         Assuming annual salary increases of 5% per year, the anticipated payments pursuant to the Amended and Restated Retirement Agreements would reach the Cap Amount for Mr. Laikin commencing at age 50, for Mr. Howell commencing upon age 53 and for Mr. Fivel commencing upon age 55. Payment under the Amended and Restated Retirement Agreements is contingent upon termination of service.

         The foregoing description of the Amended and Restated Retirement Agreements is qualified in its entirety by reference to the Amended and Restated Retirement Agreements, which are annexed hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         10.1 Amended and Restated Agreement for Supplemental Executive Retirement Benefit dated as of January 19, 2006 by and between Robert J. Laikin and Brightpoint, Inc.

         10.2 Amended and Restated Agreement for Supplemental Executive Retirement Benefit dated as of January 19, 2006 by and between J. Mark Howell and Brightpoint, Inc.

         10.3 Amended and Restated Agreement for Supplemental Executive Retirement Benefit dated as of January 19, 2006 by and between Steven E. Fivel and Brightpoint, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BRIGHTPOINT, Inc.
                                        (Registrant)

                                        By: /s/ Steven E. Fivel
                                           -----------------------------------
                                            Steven E. Fivel
                                            Executive Vice President and
                                            General Counsel

Date:  January 20, 2006